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Exhibit 99.1

Letter of Transmittal to Exchange
Each Registered Share
of
Foster Wheeler AG

for
$16.00 in Cash and 0.8998 new ordinary shares or American depositary shares, each representing one (1) ordinary share
of
AMEC plc

(which tendering Foster Wheeler shareholders may elect to receive as $32.00 in cash or
1.7996 new ordinary shares or American depositary shares, each representing one (1) ordinary share of AMEC plc)
Subject in Each Case to Proration

Pursuant to the Prospectus, dated 7 October 2014

         The undersigned represent(s) that I (we) have full authority to surrender without restriction the Foster Wheeler shares listed below. You are hereby authorised and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following pages), a check representing a cash payment or a certificate representing AMEC shares or AMEC ADSs for registered shares, as applicable, par value CHF3.00 per share, of Foster Wheeler (as defined below) tendered pursuant to the terms and subject to the conditions set forth in the Prospectus (as defined below) and in this Letter of Transmittal, which are referred to together, as each may be amended and/or supplemented from time to time, as the Offer.

THE OFFER, AND YOUR RIGHT TO WITHDRAW FOSTER WHEELER SHARES YOU TENDER IN THE OFFER, WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME ON 4 NOVEMBER 2014 (4:59 A.M. LONDON TIME ON 5 NOVEMBER 2014; 5:59 A.M. ZUG TIME ON 5 NOVEMBER 2014) (THE "EXPIRATION TIME") UNLESS THE EXPIRATION TIME IS EXTENDED.
THERE WILL BE NO SUBSEQUENT OFFERING PERIOD.

The method of delivery of this Letter of Transmittal and all other required documents is at the option and risk of the owner thereof. See Instruction 2.

         Mail or deliver this Letter of Transmittal to:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC	American Stock Transfer & Trust Company, LLC
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, NY 10272-2042	Brooklyn, NY 11219

         Pursuant to the offer of AMEC (as defined below) to acquire all of the issued and to be issued registered shares of Foster Wheeler (as defined below), the undersigned surrenders and assigns the following shares of Foster Wheeler:

DESCRIPTION OF FOSTER WHEELER SHARE(S) TENDERED

Foster Wheeler Shares Tendered (attach additional list if necessary)

Name(s) and Address(es) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on Foster Wheeler share certificate(s))*	Computershare Account Number**	Number of Shares Surrendered***	Book Entry Shares Surrendered***

Total Shares Surrendered

*	For registered Foster Wheeler shareholders who hold the Foster Wheeler shares described below on the books and records of Foster Wheeler, the name of the Registered Holder (as defined below) must be exactly as it appears on the books and records of Foster Wheeler.
**	Need not be completed if transfer is to be made with respect to Foster Wheeler shares held in book-entry form in DTC (as defined below).
***	Unless otherwise indicated, it will be assumed that all Foster Wheeler shares are being tendered hereby.

        The Instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        This Letter of Transmittal should be used only for tendering Foster Wheeler shares (as defined below). Do not use this Letter of Transmittal to tender Foster Wheeler securities other than Foster Wheeler shares.

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the exchange agent. You must sign this Letter of Transmittal where indicated below and complete the Substitute W-9 Form provided below or the appropriate Form W-8 as required.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER DOCUMENTS RELATED TO THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON INC. AT +1 (888) 206 5896.

        You have received this Letter of Transmittal in connection with the offer by AMEC plc ("AMEC"), a company organised under the laws of England and Wales, through AMEC International Investments BV, a company organised under the laws of the Netherlands and a direct wholly-owned subsidiary of AMEC, to acquire all of the issued and to be issued registered shares, par value CHF3.00 per share ("Foster Wheeler shares"), of Foster Wheeler AG ("Foster Wheeler") in exchange for cash or AMEC securities (as defined below), upon the terms and subject to the conditions set forth in the prospectus and forming part of the registration statement on Form F-4, file number 333-            , as amended and/or supplemented (the "Prospectus"), and this letter of transmittal for use in accepting the offer in respect of Foster Wheeler shares (the "Letter of Transmittal", which, together with the Prospectus and any amendments and/or supplements thereto, collectively constitute the "Offer").

        AMEC, through AMEC International Investments BV, is offering to exchange for each Foster Wheeler share validly tendered and not properly withdrawn the right to receive a combination of (i) $16.00 in cash and (ii) 0.8998 AMEC securities (in the form of ordinary shares of AMEC, nominal value £0.50 per share ("AMEC shares"), or AMEC American depositary shares each representing one (1) AMEC share ("AMEC ADSs" and together with the AMEC shares, "AMEC securities")). The Offer will allow for a "mix and match" election, whereby tendering Foster Wheeler shareholders may elect to receive, for each Foster Wheeler share tendered, either:

  (i)
  $32.00 in cash, without interest (the "Cash Consideration"); or

  (ii)
  1.7996 AMEC securities (the "Share Consideration") (in the form of AMEC shares or AMEC ADSs, at the election of the tendering Foster Wheeler shareholders),

subject in each case to proration as described in the section of the Prospectus entitled "The Offer—Terms of the Offer—Mix and Match Election and Proration".

        The aggregate amount of cash to be paid and the aggregate number of AMEC securities to be issued pursuant to the Offer, respectively, are fixed. Depending on the elections made by other tendering Foster Wheeler shareholders, a tendering Foster Wheeler shareholder may receive a proportion of cash and/or AMEC securities that is different from what such tendering Foster Wheeler shareholder elected. At the closing of the Offer, the amount of each type of consideration available to tendering Foster Wheeler shareholders will be proportionate to the level of acceptance by Foster Wheeler shareholders. If the available amounts of each type of consideration are sufficient to satisfy the elections of the tendering Foster Wheeler shareholders at the closing of the Offer, such shareholders will receive the type of consideration elected for each share tendered. If the elections result in an oversubscription of the pool of cash or AMEC securities available to be paid or issued pursuant to the Offer, certain proration procedures (as agreed by the parties in the implementation agreement, dated 13 February 2014, and amended by the letter agreement dated 28 March 2014, the deed of amendment dated 28 May 2014 and the deed of amendment dated 2 October 2014, between AMEC and Foster Wheeler (referred to together as the "Implementation Agreement")) for allocating cash and AMEC securities among tendering Foster Wheeler shareholders will be followed by the exchange agent. Tendering Foster Wheeler shareholders who make no election will receive the type of consideration that is not oversubscribed, which will depend on the valid elections of tendering Foster Wheeler shareholders.

        The exchange ratio in relation to the securities portion of the Offer consideration is fixed and will not vary, regardless of any fluctuations in the market price of either AMEC securities or Foster Wheeler shares. Therefore, the dollar value of the AMEC securities that holders of Foster Wheeler shares will receive upon completion of the Offer will depend on the market value of AMEC shares and the exchange rate of pounds sterling to US dollars at the time of completion.

        The Offer does not extend to Foster Wheeler options, Foster Wheeler restricted share units ("RSUs") or Foster Wheeler performance-related restricted share units ("PRSUs"). See "Interests of

Foster Wheeler, AMEC International Investments BV and AMEC and Their Directors and Officers—Treatment of Foster Wheeler Options, Foster Wheeler RSUs and Foster Wheeler PRSUs under the Implementation Agreement" in the Prospectus.

        The completion of the Offer is subject to certain conditions, including that at least 80 per cent. of the Foster Wheeler shares are tendered in the Offer, subject to the right by AMEC to waive the minimum tender condition down to 66 2/3 per cent. A detailed description of the terms and conditions of the Offer appears under "The Offer—Terms of the Offer" and "The Offer—Conditions to the Offer" in the Prospectus.

        The Offer and withdrawal rights will expire at 11:59 p.m. New York City time on 4 November 2014 (4:59 a.m. London time on 5 November 2014; 5:59 a.m. Zug time on 5 November 2014) (the "Expiration Time"), or on such subsequent date or time to which the Offer may be extended if AMEC causes AMEC International Investments BV to extend the Offer as further described in the Prospectus. There will be no subsequent offering period.

        If, following completion of the Offer, AMEC has, directly or indirectly, acquired or controls at least 90 per cent. of the issued Foster Wheeler voting rights, no actions or proceedings are pending with respect to the exercisability of those voting rights and no other legal impediment to a squeeze-out merger under Swiss law exists, it will initiate a squeeze-out merger pursuant to article 8, paragraph 2 and article 18, paragraph 5 of the Swiss Merger Act ("Squeeze-Out Merger"), whereby Foster Wheeler will be merged with and into a wholly-owned, direct or indirect, subsidiary of AMEC International Investments BV organised under Swiss law (with such Swiss subsidiary of AMEC International Investments BV being the surviving entity). Remaining Foster Wheeler shareholders who do not tender their Foster Wheeler shares in the Offer will, as part of such Squeeze-Out Merger, be compensated (in cash or otherwise) as required under article 8, paragraph 2 of the Swiss Merger Act. However, in no event will they receive any shares of the surviving entity. Pursuant to the Swiss Merger Act, the amount or value of such compensation must be adequate, but such amount or value may be different in form and/or value from the consideration that Foster Wheeler shareholders receive in the Offer.

        AMEC, through AMEC International Investments BV, reserves the right to waive the 80 per cent. minimum tender condition down to 66 2/3 per cent. Therefore, Foster Wheeler shareholders will not know at the time they make their decision to tender their shares the exact percentage of the Foster Wheeler shares AMEC, directly or indirectly, will own after the completion of the Offer, but they will know that, if the Offer closes, such percentage will be at least 66 2/3 per cent. of the Foster Wheeler shares.

        If the minimum tender condition is satisfied but less than 90 per cent. of the issued Foster Wheeler voting rights are controlled, directly or indirectly, by AMEC after completion of the Offer, it may not be able to unilaterally initiate a Squeeze-Out Merger immediately following completion of the Offer. However, it may use all legally permitted methods under Swiss law to obtain the remaining outstanding Foster Wheeler voting rights after the Offer, including by engaging in (i) one or more corporate restructuring transactions, such as a contribution of assets, businesses or shareholdings into Foster Wheeler in connection with a capital increase of Foster Wheeler by contribution in kind, whereby the pre-emptive rights of the remaining shareholders would be withdrawn and new Foster Wheeler shares would be issued to AMEC (or its contributing affiliate), or (ii) purchases of Foster Wheeler shares from minority Foster Wheeler shareholders. For any such transaction, the form and amount of the consideration to be paid could be different from the consideration offered pursuant to the Offer. US shareholders would participate in these transactions on the same terms as non-US shareholders, including Swiss shareholders. It is possible that some of these transactions, such as the Squeeze-Out Merger, a transfer of assets or a statutory merger or demerger, may be considered a "going private" transaction within the meaning of Rule 13e-3 under the Exchange Act, unless an exemption applies. If an exemption does not apply, such transaction would be subject to US federal securities laws (including Rule 13e-3) and AMEC would be required to file a Schedule 13E-3 with the SEC that would describe, among other things, the reasons for the "going private" transaction, the relationship of the parties involved, the source(s) of financing, the process used to determine the valuation or price paid to minority shareholders and detailed disclosures as to the fairness of any such transaction to minority shareholders. Under the General Corporate Law of the State of Delaware ("DGCL"), upon the acquisition and control of a majority of issued Foster Wheeler shares, if Foster Wheeler were a Delaware-incorporated company, AMEC would be permitted to effect a second step merger, enabling it to acquire the remaining Foster Wheeler shares not tendered in the Offer. However, the DGCL does not apply to Foster Wheeler because it is a Swiss-incorporated company, rather than a Delaware-incorporated company.

        AMEC has not yet determined which method or methods it would use to acquire the remaining outstanding Foster Wheeler shares if, after completion of the Offer, it has not acquired or does not control 90 per cent. of the issued Foster Wheeler voting rights. However, in making such a determination, AMEC will consider a number of factors, including the number of Foster Wheeler shares tendered into the Offer, the number of remaining minority shareholders (including the means legally available in a particular jurisdiction to enable AMEC to acquire all of the outstanding Foster Wheeler shares in that jurisdiction), additional due diligence in respect of Foster Wheeler and any applicable law.

        This Letter of Transmittal is to be used by holders of Foster Wheeler shares who hold their shares on the books and records of Foster Wheeler ("Registered Holders") or, unless an Agent's Message (as defined below) is utilised, if delivery of Foster Wheeler shares is to be made by book-entry transfer to an account maintained by the exchange agent (the "Book-Entry Transfer Facility") at The Depository Trust Company ("DTC"), pursuant to the procedures set forth under "The Offer—Procedures for Tendering Foster Wheeler Shares" in the Prospectus. Foster Wheeler shareholders who deliver Foster Wheeler shares by book-entry transfer are referred to herein as "Book-Entry Holders".

        Book-Entry Holders who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Foster Wheeler shares according to the guaranteed delivery procedures set forth under "The Offer—Procedures for Tendering Foster Wheeler Shares—Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1. Delivery of documents to a financial intermediary or to DTC will not constitute delivery to the exchange agent for the Offer.

        If delivery of Foster Wheeler shares is to be made by book-entry transfer to an account maintained by the exchange agent at the Book-Entry Transfer Facility, then either this Letter of Transmittal or an Agent's Message should be used. See Instruction 2.

        If you are a Book-Entry Holder and you hold your Foster Wheeler shares through a financial intermediary, you should instruct your financial intermediary through which you hold your Foster Wheeler shares to arrange for a DTC participant holding the Foster Wheeler shares in its DTC account to tender your Foster Wheeler shares in the Offer to the exchange agent by means of delivery through the Book-Entry Transfer Facility of DTC of your Foster Wheeler shares to the DTC account of the exchange agent, together with an Agent's Message acknowledging that the tendering holder has received and agrees to be bound by this Letter of Transmittal, before the expiration of the Offer. See Instruction 2. If the procedure for book-entry transfer cannot be completed on a timely basis, you may also follow the guaranteed delivery procedures described in the Prospectus.

        Your financial intermediary can assist you in completing this Letter of Transmittal. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to Georgeson Inc., the information agent, at the address and telephone number indicated on the back cover of this Letter of Transmittal.

        In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Prospectus, the terms and procedures in the Prospectus shall govern.

        Upon expiration of the Offer, if the conditions to the Offer referred to above have been satisfied or, to the extent legally permitted, waived, the consideration payable to tendering Foster Wheeler shareholders whose Foster Wheeler shares are accepted for exchange will be calculated by the exchange agent, subject to proration, as described in the Prospectus. AMEC shares will be issued to and cash will be paid to tendering shareholders promptly. Tendering Foster Wheeler shareholders who elect to receive AMEC ADSs will receive AMEC ADSs after the AMEC shares underlying the AMEC ADSs have been delivered to Deutsche Bank Trust Company Americas, the AMEC depositary.

        Payment for Foster Wheeler shares validly tendered by Registered Holders with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, will be made by way of a check for the applicable amount of Cash Consideration to which you are entitled, subject to proration. Payment for Foster Wheeler shares validly tendered by Book-Entry Holders through book-entry confirmation facilities will be made by crediting the account of the financial intermediary holding the Foster Wheeler shares on your behalf with DTC. The exchange agent will deliver the applicable amount of Cash Consideration to DTC, which will further allocate the applicable amount of Cash Consideration to the account of the DTC participant who tendered the Foster Wheeler shares on your behalf.

        AMEC shares may be held in either certificated or uncertificated form. If you are a Registered Holder and you validly tender your Foster Wheeler shares with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, you will receive the AMEC shares to which you are entitled in uncertificated form, unless certificated shares are requested. If you are a Book-Entry Holder and validly tender your Foster Wheeler shares by means of delivery through the book-entry confirmation facilities of DTC, the exchange agent will cause the applicable number of AMEC shares to be delivered to DTC and will further allocate the applicable number of AMEC shares to the account of the DTC participant who tendered the Foster Wheeler shares on your behalf. If certificated AMEC shares are requested, definitive share certificates in respect of these new AMEC shares will be issued in the name of the applicable holder and such certificates will be mailed to the address specified on the Letter of Transmittal.

        If you validly tender your Foster Wheeler shares to the exchange agent and are to receive AMEC securities in the form of AMEC ADSs, AMEC will issue the AMEC shares in respect of the Foster Wheeler shares accepted for exchange in the Offer and deposit such AMEC shares with the AMEC depositary, and the AMEC depositary will then issue AMEC ADSs representing such AMEC shares. Unless certificated receipts are specifically requested by you, all AMEC ADSs will be issued in book-entry form as part of the Direct Registration System maintained by DTC, and the exchange agent will cause the applicable number of AMEC ADSs to be registered in your name and you will receive a Direct Registration statement confirming registration. If you are a Book-Entry Holder and validly tender your Foster Wheeler shares by means of delivery through the book-entry confirmation facilities of DTC, the exchange agent will cause the applicable number of AMEC ADSs to be delivered to DTC and will further allocate the applicable number of AMEC ADSs to the account of the DTC participant who tendered the Foster Wheeler shares on your behalf. If certificated receipts are requested, receipts will be issued in the name of the applicable holder and such receipts will be mailed to the address specified on the Letter of Transmittal.

        In addition, the exchange agent will deliver to each Foster Wheeler shareholder who would be entitled to receive a fraction of an AMEC security (after aggregating each of all fractional AMEC shares and AMEC ADSs issuable to such Foster Wheeler shareholder in the Offer), cash (without interest) in an amount representing such Foster Wheeler shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such AMEC securities that would otherwise be issued. For further detail, see "The Offer—Fractional Shares" in the Prospectus.

☐
BOOK-ENTRY HOLDERS CHECK HERE IF FOSTER WHEELER SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐
BOOK-ENTRY HOLDERS CHECK HERE IF FOSTER WHEELER SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket Number
(if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

 MIX AND MATCH ELECTION

        Election A. ELECTION TO RECEIVE CASH, AMEC SECURITIES (IN THE FORM OF AMEC SHARES OR AMEC ADSs) OR A MIX OF CASH AND AMEC SECURITIES

(See Instruction 5)

        Please indicate whether you wish to receive your consideration in the form of (i) the Cash Consideration, (ii) the Share Consideration or (iii) a combination of the Cash Consideration and the Share Consideration by checking the appropriate box below. You must mark one and only one of boxes A(1), A(2) or A(3) to participate in the election. Depending on the elections made by other tendering Foster Wheeler shareholders, you may receive a proportion of Cash Consideration and/or Share Consideration that is different from what you elected. Therefore, you must also provide the details in Election B, "Election to Receive Certificated AMEC Shares, Uncertificated AMEC Shares, or Certificated or Uncertificated AMEC ADSs".

(A)
(1)     ☐    Check here if you would like to receive the Cash Consideration for all of your Foster Wheeler shares, subject to proration.

OR

(A)
(2)     ☐    Check here if you would like to receive the Share Consideration (in the form of AMEC shares or AMEC ADSs) for all of your Foster Wheeler shares, subject to proration and the payment of cash in respect of fractional AMEC shares.

OR

(A)
(3)     ☐    Check here if you would like to receive a combination of the Cash Consideration and the Share Consideration.

    (a)    Insert the number of Foster Wheeler shares for which you elect to receive the Cash Consideration, subject to proration and the payment of cash in respect of fractional AMEC shares, here:

    (b)    Insert the number of Foster Wheeler shares for which you elect to receive the Share Consideration (in the form of AMEC shares or AMEC ADSs), subject to proration and the payment of cash in respect of fractional AMEC shares, here:

    Note:    The sum of the number in (a) and the number in (b) must equal the total number of Foster Wheeler shares being tendered under this Letter of Transmittal.

        If you fail to check one of boxes A(1), A(2) or A(3), you will receive the type of consideration that is not oversubscribed, which will depend on the valid elections of tendering Foster Wheeler shareholders.

        Election B. ELECTION TO RECEIVE CERTIFICATED AMEC SHARES, UNCERTIFICATED AMEC SHARES, OR CERTIFICATED OR UNCERTIFICATED AMEC ADSs*

(See Instructions 6 and 7)

        Please indicate whether you wish to receive your AMEC securities (i) in the form of an AMEC share certificate, (ii) in the form of an AMEC share by taking delivery through uncertificated book-entry form, (iii) AMEC ADSs represented by a certificated receipt, (iv) in the form of AMEC ADSs by taking delivery through the Direct Registration System maintained by DTC or (v) in the form of AMEC ADSs by taking delivery through the book-entry confirmation facilities of DTC by checking the appropriate box below. You must mark one and only one of boxes B(1), B(2), B(3), B(4) or B(5) to participate in this election. Depending on the elections made by other tendering Foster Wheeler shareholders, you may receive a proportion of Cash Consideration and/or Share Consideration that is different from what you elected. Therefore, you must mark one of boxes B(1), B(2), B(3) or B(4) even if you elect to receive the Cash Consideration above.

(B)
(1)     ☐    Check here if you would like to receive AMEC shares, represented by a certificate.

OR

(B)
(2)     ☐    Check here if you would like to hold AMEC shares in uncertificated form on the books and records of AMEC.

OR

(B)
(3)     ☐    Check here if you would like to receive AMEC ADSs, represented by a certificated receipt.

OR

(B)
(4)     ☐    Check here if you would like to receive AMEC ADSs via the Direct Registration System maintained by DTC.

OR

(B)
(5)     ☐    Check here if you would like to receive AMEC ADSs via the book-entry confirmation facilities of DTC.

        If you fail to check one of boxes B(1), B(2), B(3), B(4) or B(5), or are found not to satisfy the eligibility criteria, the AMEC securities to which you are entitled will, provided that your Foster Wheeler shares have otherwise been validly tendered and not withdrawn, be delivered to you in the form of uncertificated AMEC shares.

*
Unless the "Special Issuance Instructions" of this Letter of Transmittal are completed and accompanied by a Medallion Guarantee and any supporting documentation, the AMEC shares or AMEC ADSs (as applicable) will be issued in the name(s) of the registered holder(s) appearing above under "Description of Foster Wheeler Share(s) Tendered".

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to AMEC International Investments BV the above-described Foster Wheeler shares pursuant to the Offer. Receipt of the Prospectus is hereby acknowledged. The undersigned understands that AMEC International Investments BV reserves the right to transfer or assign, in whole or in part, from time to time, to AMEC or one or more of its or AMEC's respective affiliates, the right to purchase Foster Wheeler shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve AMEC International Investments BV of its obligations under the Offer and will in no way prejudice the rights of tendering Foster Wheeler shareholders to receive payment for Foster Wheeler shares validly tendered and accepted for payment pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Foster Wheeler shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby:

  (1)
  sells, assigns and transfers to, or upon the order of, AMEC International Investments BV, all right, title and interest in and to all of the Foster Wheeler shares that are being tendered hereby; and

  (2)
  irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC, as exchange agent, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Foster Wheeler shares, with full knowledge that the exchange agent is also acting as the agent of AMEC International Investments BV in connection with the Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) sign and deliver a share assignment declaration, or transfer ownership of a Foster Wheeler share on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity (including, without limitation, a share assignment declaration and any other transfer action required pursuant to applicable law), to, or upon the order of AMEC International Investments BV, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Foster Wheeler share, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of AMEC International Investments BV, as the attorneys-in-fact and proxies of the undersigned with respect to all of the Foster Wheeler shares tendered hereby and accepted for exchange by AMEC International Investments BV, each with full power of substitution and re-substitution, with power to (i) vote at any annual or special meeting of Foster Wheeler shareholders or any adjournment or postponement thereof in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper and (iii) otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper. This appointment will be effective if and when, and only to the extent that, AMEC International Investments BV accepts such Foster Wheeler shares for exchange pursuant to the Offer. This proxy and power of attorney is coupled with an interest in Foster Wheeler shares tendered hereby, is irrevocable and is granted in consideration of the acceptance for exchange of such Foster Wheeler shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and any proxies granted by the undersigned at any time with respect to such Foster Wheeler shares, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands that, in order for Foster Wheeler shares to be deemed validly tendered, immediately upon AMEC International Investments BV acceptance for exchange of such Foster Wheeler shares, AMEC International Investments BV or its designee must be able to exercise full voting, consent and other rights with respect to such Foster Wheeler shares, including voting at any meeting of Foster Wheeler shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Foster Wheeler shares tendered hereby, that the undersigned owns the Foster Wheeler shares tendered hereby, and that when the same are accepted for exchange by AMEC International Investments BV, AMEC International Investments BV will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or AMEC International Investments BV to be necessary or desirable to complete the sale, assignment and transfer of the Foster Wheeler shares tendered hereby.

        The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

        The undersigned understands that the valid tender of Foster Wheeler shares pursuant to any one of the procedures described in "The Offer—Procedures for Tendering Foster Wheeler Shares" of the Prospectus and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. AMEC International Investments BV's acceptance of such Foster Wheeler shares for exchange will constitute a binding agreement between the undersigned and AMEC International Investments BV upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognises that under certain circumstances set forth in the Prospectus, AMEC International Investments BV may not be required to accept for exchange any of the Foster Wheeler shares tendered hereby.

        The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, AMEC International Investments BV or its respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

        The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford AMEC International Investments BV or the exchange agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable AMEC International Investments BV or the exchange agent to secure the full benefits of this Letter of Transmittal.

        No fractional AMEC securities will be issued to Foster Wheeler shareholders in the Offer. In lieu of a fractional AMEC security, the exchange agent will deliver to each Foster Wheeler shareholder who would otherwise be entitled to receive a fraction of an AMEC security (after aggregating all fractional AMEC shares and AMEC ADSs issuable to such Foster Wheeler shareholder in the Offer), cash (without interest) in an amount representing such Foster Wheeler shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such AMEC securities that would otherwise be issued. The exchange agent will make such amounts payable to Foster Wheeler shareholders promptly after determination of the amount in cash to be paid in lieu of fractional AMEC securities. The calculation of net proceeds from the sale of the AMEC securities shall not include any commissions, transfer taxes or other out of pocket transaction costs incurred in the sale of such securities. Any such commissions, transfer taxes or other out of pocket transaction costs will be paid by AMEC International Investments BV. Under no circumstances will interest be paid on the exchange of Foster Wheeler shares, regardless of any delay in making the exchange or any extension of the Offer.

        Unless otherwise indicated under "Special Issuance Instructions", please issue any AMEC shares or AMEC ADSs and/or a check for cash payable pursuant to the Offer (as applicable) in the name(s) of the registered holder(s) appearing above under "Description of Foster Wheeler Share(s) Tendered."

        Similarly, unless otherwise indicated under "Special Delivery Instructions", please deliver any AMEC share certificates to be mailed hereunder and/or a check for cash (as applicable) to the address(es) of the registered holder(s) appearing above under "Description of Foster Wheeler Share(s) Tendered."

        In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue any AMEC shares or AMEC ADSs and/or a check for cash (as applicable) in the name of, and/or deliver said certificates to, the person or persons so indicated. The undersigned recognises that AMEC International Investments BV has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Foster Wheeler shares from the name of the registered holder thereof if AMEC International Investments BV does not accept for exchange any or all of the Foster Wheeler shares so tendered.

        In the case of a book-entry delivery of Foster Wheeler shares, the undersigned hereby instructs the exchange agent to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (i) any Cash Consideration to be paid under the Offer and (ii) any Foster Wheeler shares that are not accepted for exchange. The undersigned recognises that the exchange agent will not transfer Foster Wheeler shares from the name of the registered holder thereof if AMEC International Investments BV does not accept for exchange any of the Foster Wheeler shares so tendered.

        SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF FOSTER WHEELER SHARES PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE FOSTER WHEELER SHARES IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE EXCHANGE AGENT AS PROVIDED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

        AMEC INTERNATIONAL INVESTMENTS BV WILL DETERMINE QUESTIONS AS TO THE VALIDITY, FORM, ELIGIBILITY, INCLUDING TIME OF RECEIPT AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF FOSTER WHEELER SHARES IN ITS SOLE DISCRETION AND AMEC INTERNATIONAL INVESTMENTS BV'S DETERMINATION WILL BE FINAL AND BINDING. AMEC INTERNATIONAL INVESTMENTS BV RESERVES THE RIGHT TO REJECT ANY AND ALL TENDERS OF FOSTER WHEELER SHARES THAT IT DETERMINES ARE NOT IN PROPER FORM OR THE ACCEPTANCE FOR EXCHANGE OF WHICH MAY BE UNLAWFUL. NO TENDER OF FOSTER WHEELER SHARES WILL BE DEEMED TO HAVE BEEN VALIDLY MADE UNTIL ALL DEFECTS AND IRREGULARITIES HAVE BEEN CURED OR WAIVED. AMEC INTERNATIONAL INVESTMENTS BV'S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER, INCLUDING THE ACCEPTANCE FORMS AND INSTRUCTIONS THERETO, WILL BE FINAL AND BINDING. THERE SHALL BE NO OBLIGATION ON AMEC, AMEC INTERNATIONAL INVESTMENTS BV, THE INFORMATION AGENT, THE EXCHANGE AGENT OR ANY PERSON ACTING ON ITS OR THEIR BEHALF TO GIVE NOTICE OF ANY DEFECTS OR IRREGULARITIES IN ANY ACCEPTANCE OR NOTICE OF WITHDRAWAL AND NO LIABILITY SHALL BE INCURRED BY ANY OF THEM FOR FAILURE TO GIVE ANY SUCH NOTIFICATION. AMEC INTERNATIONAL INVESTMENTS BV RESERVES THE RIGHT, IN ACCORDANCE WITH APPLICABLE LAW, TO PERMIT A HOLDER OF FOSTER WHEELER SHARES TO ACCEPT THE OFFER IN A MANNER OTHER THAN AS SET OUT ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 1, 4, 7 and 8)

              To be completed ONLY if the AMEC shares or AMEC ADSs and/or the check for cash payable in the Offer are to be issued in the name of someone other than the undersigned.

  Issue:

  ☐    check

  ☐    shares or ADS(s)

  ☐    check and shares or ADS(s)

  to:

Name:	(Please Print)
Address:

(Include Zip Code)

  Taxpayer Identification or Social Security Number
  (See Substitute Form W-9)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 7 and 8)

              To be completed ONLY if the AMEC shares or AMEC ADSs and/or the check for cash payable in the Offer are to be sent to the undersigned at an address other than that shown under "Description of Foster Wheeler Share(s) Tendered".

  Mail:

  ☐    check

  ☐    shares or ADS(s)

  ☐    check and shares or ADS(s)

  to:

Name:	(Please Print)
Address:

(Include Zip Code)

  Is this a permanent address change?

  ☐    Yes

  ☐    No

 IMPORTANT

FOSTER WHEELER SHAREHOLDERS SIGN HERE
(US Holders Please Also Complete the Enclosed Substitute Form W-9)
(Non-US Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

Signature(s) of Foster Wheeler Shareholders (Registered Holders and/or Book-Entry Holders)
Dated: , 2014

Name(s):	(Please Print)

Capacity (full title):	(See Instruction 4)

Address:	(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:	(See Substitute Form W-9)

              (Must be signed by Registered Holder(s) exactly as name(s) appear(s) on the Foster Wheeler share register or on a security position listing or by person(s) authorised to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4. For information concerning signature guarantees, see Instruction 1.)

  GUARANTEE OF SIGNATURE(S)

  (If required; see Instructions 1 and 4)

  FOR USE BY ELIGIBLE INSTITUTIONS ONLY,

  PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm:

Address:	(Include Zip Code)

Authorised Signature:

Name(s):

Area Code and Telephone Number:
Dated: , 2014
Place medallion guarantee in space below:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognised Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the Registered Holder(s) of Foster Wheeler shares tendered herewith, and such holder(s) has (have) not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (b) such Foster Wheeler shares are tendered for the account of an Eligible Institution. See Instruction 4 of this Letter of Transmittal.

        2.    Delivery of Letter of Transmittal and Foster Wheeler Shares; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by Registered Holders or, unless an Agent's Message (as defined below) is utilised by Book-Entry Holders, if delivery of Foster Wheeler shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the section entitled "The Offer—Procedures for Tendering Foster Wheeler Shares" of the Prospectus.

        For a Foster Wheeler shareholder to validly tender Foster Wheeler shares pursuant to the Offer, the holder must deliver to the exchange agent either (1) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees (this being the only valid method by which a Registered Holder may tender) or (2) an Agent's Message in each case with any other required documents, and must transfer the Foster Wheeler shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section entitled "The Offer—Procedures for Tendering Foster Wheeler Shares" of the Prospectus. A tender by book-entry transfer will be complete upon receipt by the exchange agent of a book-entry confirmation from DTC. For Foster Wheeler shareholders who are Registered Holders this Letter of Transmittal constitutes the written assignment necessary under Swiss law to effect a valid transfer of shares by Registered Holders.

        In each case, the exchange agent must receive this Letter of Transmittal or, in the case of Book-Entry Holders, the Agent's Message, and a book-entry confirmation, as described, at one of its addresses set forth herein prior to the Expiration Time.

        Book-Entry Holders who cannot comply with the book-entry transfer procedures on a timely basis may tender their Foster Wheeler shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer—Procedures for Tendering Foster Wheeler Shares—Guaranteed Delivery Procedures" of the Prospectus.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by AMEC International Investments BV, must be received by the exchange agent prior to the Expiration Time and (iii) a book-entry confirmation with respect to all tendered Foster Wheeler shares, together with a properly completed and duly executed Letter of Transmittal with an Agent's Message, and any other required documents must be received by the exchange agent within three (3) NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such

Book-Entry Transfer Facility tendering the Foster Wheeler shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that AMEC International Investments BV may enforce such agreement against the participant.

        The method of delivery of the Foster Wheeler shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering Foster Wheeler shareholder. The delivery will be deemed made only when actually received by the exchange agent by book-entry confirmation. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Foster Wheeler shares will be purchased. All tendering holders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Foster Wheeler shares for exchange.

        3.    Inadequate Space.    If the space provided herein under "Description of Foster Wheeler Share(s) Tendered" is inadequate, the number of Foster Wheeler shares tendered should be listed on a separate signed schedule attached hereto.

        4.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the Registered Holder(s) of the Foster Wheeler shares tendered hereby, the signature(s) must correspond with the name(s) on the books and records of Foster Wheeler without alteration, enlargement or any change whatsoever.

        If any of the Foster Wheeler shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the Foster Wheeler shares tendered in the Offer are registered in different names in several book-entries, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AMEC International Investments BV of the authority of such person so to act must be submitted.

        5.    Election of Form of Consideration.    The Offer will allow for a "mix and match" election, whereby Foster Wheeler shareholders may elect to receive either Cash Consideration, Share Consideration (in the form of AMEC shares or AMEC ADSs, at the election of the tendering Foster Wheeler shareholders) or a combination thereof.

        If you check box A(1), you are electing the Cash Consideration for all of your Foster Wheeler shares tendered herewith, subject to proration, as described in the accompanying Prospectus.

        If you check box A(2), you are electing the Share Consideration for all of your Foster Wheeler shares tendered herewith, subject to proration, and the payment of cash in respect of fractional AMEC shares, as described in the accompanying Prospectus. The Share Consideration may be in the form of AMEC shares or AMEC ADSs, at the election of the tendering Foster Wheeler shareholders.

        If you check box A(3), you are electing a combination of the Cash Consideration and the Share Consideration, subject to proration, and the payment of cash in respect of fractional AMEC shares, as described in the accompanying Prospectus. For this election, please insert the number of Foster Wheeler shares tendered herewith for which you are electing the Cash Consideration, subject to proration, and the number of Foster Wheeler shares tendered herewith for which you are electing the Share Consideration, subject to proration and the payment of cash in respect of fractional AMEC shares. The sum of the number in box A(3)(a) and the number in box A(3)(b) must equal the total number of Foster Wheeler shares being tendered under this Letter of Transmittal.

        Depending on the elections made by other tendering Foster Wheeler shareholders, you may receive a proportion of Cash Consideration and/or Share Consideration that is different from what you elected. Therefore, you must also provide the details in Election B, "Election to Receive Certificated AMEC Shares, Uncertificated AMEC Shares, or Certificated or Uncertificated AMEC ADSs".

        The undersigned also acknowledges that, if it does not properly complete and submit its mix and match election pursuant to this Letter of Transmittal, or if there are any errors or mistakes in completing the "Mix and Match Election" box, including errors in the number of eligible elections that can be made with respect to the tendered Foster Wheeler shares, the tendered Foster Wheeler shares will be treated as described in "The Offer—Terms of the Offer—Mix and Match Election and Proration" of the Prospectus.

        6.    Election of Form of Payment of AMEC Securities.    Payment for Foster Wheeler shares validly tendered by Registered Holders with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, will be made by way of a check for the applicable amount of Cash Consideration to which you are entitled, subject to proration. Payment for Foster Wheeler shares validly tendered by Book-Entry Holders through book-entry confirmation facilities will be made by crediting the account of the financial intermediary holding the Foster Wheeler shares on your behalf with DTC. The exchange agent will deliver the applicable amount of Cash Consideration to DTC, which will further allocate the applicable amount of Cash Consideration to the account of the DTC participant who tendered the Foster Wheeler shares on your behalf.

        AMEC shares may be held in either certificated or uncertificated form. If you are a Registered Holder and you validly tender your Foster Wheeler shares with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, you will receive the AMEC shares to which you are entitled in uncertificated form, unless certificated shares are requested. If you are a Book-Entry Holder and you validly tender your Foster Wheeler shares by means of delivery through the book-entry confirmation facilities of DTC, the exchange agent will cause the applicable number of AMEC shares to be delivered to DTC and will further allocate the applicable number of AMEC shares to the account of the DTC participant who tendered the Foster Wheeler shares on your behalf. If certificated AMEC shares are requested by Registered Holders or Book-Entry Holders, definitive share certificates in respect of these new AMEC shares will be issued in the name of the applicable holder and such certificates will be mailed to the address specified on the Letter of Transmittal.

        If you validly tender your Foster Wheeler shares to the exchange agent and are to receive AMEC securities in the form of AMEC ADSs, AMEC will issue the AMEC shares in respect of the Foster Wheeler shares accepted for exchange in the Offer and deposit such AMEC shares with the AMEC depositary, and the AMEC depositary will then issue AMEC ADSs representing such AMEC shares. Unless certificated receipts are specifically requested by you, all AMEC ADSs will be issued in book-entry form as part of the Direct Registration System maintained by DTC, and the exchange agent will cause the applicable number of AMEC ADSs to be registered in your name and you will receive a Direct Registration statement confirming registration. If certificated receipts are requested, receipts will be issued in the name of the applicable holder and such receipts will be mailed to the address specified on the Letter of Transmittal.

        In addition, the exchange agent will deliver to each Foster Wheeler shareholder who would be entitled to receive a fraction of an AMEC security (after aggregating each of all fractional AMEC shares and AMEC ADSs issuable to such Foster Wheeler shareholder in the Offer), cash (without interest) in an amount representing such Foster Wheeler shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such AMEC securities that would otherwise be issued. For further detail, see "The Offer—Fractional Shares" in the Prospectus.

        7.    Stock Transfer Taxes    Except as otherwise provided in this Instruction 7, AMEC International Investments BV will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of Foster Wheeler shares to it pursuant to the Offer.

        If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances where permitted hereby) if Foster Wheeler shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to AMEC International Investments BV of the payment of such taxes, or exemption therefrom, is submitted.

        8.    Special Issuance and Delivery Instructions.    If AMEC securities and/or a check for cash (as applicable) are to be issued in the name of and/or delivered and returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions", respectively, must be completed (as appropriate). Unless otherwise indicated in the box entitled "Special Issuance Instructions," any Foster Wheeler shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange will be credited to the DTC account designated above. AMEC International Investments BV has no obligation, pursuant to the "Special Issuance Instructions", to transfer any Foster Wheeler shares from the name of the registered holder thereof if AMEC International Investments BV does not accept for exchange any or all of the Foster Wheeler shares so tendered.

        9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent or the exchange agent at their respective addresses and phone numbers set forth below, or to your financial intermediary.

        10.    Waiver of Conditions.    Except as described in the Prospectus, AMEC reserves the absolute right in its sole discretion to waive any of the specified conditions to the Offer to the extent permitted by law.

        11.    Form W-8.    You are generally exempt from backup withholding of US federal income tax if you are a non-resident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the duly completed Internal Revenue Service ("IRS") Form W-8BEN or other appropriate IRS Form W-8. You will find further information in IRS Publication 515, "Withholding of Tax on Non-resident Aliens and Foreign Entities". You may obtain the applicable Form W-8 by accessing the IRS website at www.irs.gov.

        12.    Substitute Form W-9.    A tendering Foster Wheeler shareholder that does not provide the exchange agent with a Form W-8 must provide the exchange agent with a correct Taxpayer Identification Number ("TIN"), generally the Foster Wheeler shareholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and certify whether the holder is subject to backup withholding of US federal income tax. If a tendering holder is subject to federal backup withholding, the holder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and a 28 per cent. US federal backup withholding tax on the payment of the purchase price. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 4, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the exchange agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the exchange agent will withhold 28 per cent. on all payments of the purchase price until a TIN is provided to the exchange agent.

        13.    No Interest; Currency.    Under no circumstances will interest be paid on the exchange of Foster Wheeler shares, regardless of any delay in making the exchange or any extension of the Offer. The Cash Consideration, and the payment of cash in respect of fractional AMEC shares, paid to tendering holders of Foster Wheeler shares will be paid in US dollars.

        14.    Fractional Entitlements.    No fractional AMEC securities will be issued to Foster Wheeler shareholders in the Offer. In lieu of a fractional AMEC security, the exchange agent will deliver to each Foster Wheeler shareholder who would be entitled to receive a fraction of an AMEC security (after aggregating each of all fractional AMEC shares and AMEC ADSs issuable to such Foster Wheeler shareholder in the Offer), cash (without interest) in an amount representing such Foster Wheeler shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such AMEC securities that would otherwise be issued. The exchange agent will make such amounts payable to Foster Wheeler shareholders promptly after determination of the amount in cash to be paid in lieu of fractional AMEC securities. The calculation of net proceeds from the sale of the AMEC securities shall not include any commissions, transfer taxes or other out-of-pocket transaction costs incurred in the sale of such securities. Any such commissions, transfer taxes or other out-of-pocket transaction costs will be paid by AMEC International Investments BV.

        15.    Procedures for Withdrawal.    You may withdraw your Foster Wheeler shares at any time before the expiration of the Offer and at any time after the expiration of the Offer until AMEC International Investments BV accepts the Foster Wheeler shares for exchange. If you are a Registered Holder, you may withdraw your Foster Wheeler shares by delivering to the exchange agent a properly completed and duly executed notice of withdrawal, guaranteed by an eligible guarantor institution (if the letter of transmittal required a signature guarantee) before the expiration of the Offer or before AMEC International Investments BV accepts the Foster Wheeler shares for exchange. If you are a Book-Entry Holder, you may withdraw your Foster Wheeler shares by instructing your financial intermediary, broker, dealer, commercial bank, trust company or other entity through which you hold your Foster Wheeler shares to cause the DTC participant through which your Foster Wheeler shares are tendered to deliver a notice of withdrawal to the exchange agent through the book-entry confirmation facilities of DTC, at the applicable address set forth above, prior to the expiration of the Offer.

IMPORTANT

        This Letter of Transmittal together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the exchange agent prior to the Expiration Time and Foster Wheeler shares must be delivered pursuant to the procedures for book-entry transfer prior to the Expiration Time, or the tendering Foster Wheeler shareholder must comply with the procedures for guaranteed delivery prior to the Expiration Time.

PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number OR Employer Identification Number

Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

	Part 3—Certification Under Penalties of Perjury, I certify that:		Part 4—
	(1)	The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),	Awaiting TIN ☐
(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding,
	(3)	I am a US person (including a US resident alien), and
	(4)	I am exempt from FATCA reporting.

Payer's Request for Taxpayer Identification Number (TIN) and Certification	Certification instructions—You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NAME

ADDRESS

CITY	STATE	ZIP CODE

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER'S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PER CENT. OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 IMPORTANT TAX INFORMATION

        Under US federal income tax law, a US holder, as defined below, whose tendered Foster Wheeler shares are accepted for payment is required to provide the exchange agent (as payer) with such US holder's correct social security number, individual taxpayer identification number or employer identification number (each a Taxpayer Identification Number or a "TIN") on the Substitute Form W-9 provided below. If such US holder is an individual, the TIN is such person's social security number. The TIN of a US resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering holder is subject to US federal income tax backup withholding, the holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the exchange agent is not provided with the correct TIN, the US holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such US holder with respect to Foster Wheeler shares purchased pursuant to the Offer may be subject to US federal income tax backup withholding.

        As used herein, the term "US Holder" means a beneficial owner of Foster Wheeler shares that is, for US federal income tax purposes, (i) an individual citizen or resident of the United States; (ii) a corporation created or organised under the laws of the United States or any State thereof or the District of Columbia; (iii) an estate the income of which is subject to US federal income tax without regard to its source; or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more US persons have the authority to control all substantial decisions of the trust, or (y) the trust has validly elected to be treated as a domestic trust for US federal income tax purposes.

        Certain US holders (including, among others, all corporations and certain non-US individuals) are not subject to federal backup withholding. In order for a non-US individual to qualify as an exempt recipient, that holder must submit to the exchange agent a properly completed Form W-8BEN or appropriate Form W-8 signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained by accessing the IRS website at www.irs.gov. Exempt holders, other than non-US individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 above, and sign, date and return the Substitute Form W-9 to the exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

        If US federal backup withholding applies, the exchange agent is required to withhold 28 per cent. of any payments made to the holder. US federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS upon timely furnishing the proper information.

Purpose of Substitute Form W-9

        To prevent US federal backup withholding on payments that are made to a holder with respect to Foster Wheeler shares purchased pursuant to the Offer, the holder is required to notify the US exchange agent of such holder's correct TIN by completing the Substitute Form W-9 above certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt from US federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to US federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to US federal backup withholding (see Part 3 of Substitute Form W-9).

What Number to Give the Exchange Agent

        The holder is required to give the exchange agent the TIN of the record owner of the Foster Wheeler shares. If the Foster Wheeler shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 4, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the exchange agent is not provided with a TIN within 60 days, the exchange agent may withhold 28 per cent. on all payments of the purchase price until a TIN is provided to the exchange agent.

Payees Exempt from FATCA Reporting

        The Substitute Form W-9 includes a certification that you are exempt from reporting under the Foreign Account Tax Compliance Act ("FATCA"). Reporting under FATCA with respect to US persons generally applies only to a foreign financial institution ("FFI") (including a branch of a US financial institution that is treated as an FFI under an applicable intergovernmental agreement). For details on the FATCA reporting requirements, including specific information regarding which financial institutions are required to report, see sections 1471 and 1474 of the Internal Revenue Code of 1986, as amended, and related regulations.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	An individual's account		The individual	8.	Disregarded entity not owned by an individual	The owner
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(4)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, the first individual on the account(1)	10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	11.	Association, club, religious, charitable, educational or other tax-exempt organisation	The organization
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)	12.	Partnership or multi-member LLC	The partnership
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Treasury Regulation section 1.671-4(b)(2)(i)(A))		The grantor (Grantor must also provide a Form W-9 to trustee of trust)	13.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Treasury Regulation section 1.671-4(b)(2)(i)(B))	The trust
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

        Payees specifically exempted from backup withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government or any political subdivision, agency or instrumentality thereof.

        Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the US and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid to you.

        Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6045, 6050A and 6050N.

        Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28 per cent. of all reportable payments made to me will be withheld but such amounts will be refunded to me if I provide a certified taxpayer identification number to the exchange agent within sixty (60) days.

Signature	Date

Name (please type or print)

        Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the information agent at its telephone number and location listed below. Holders of Foster Wheeler shares may also contact their financial intermediary for assistance concerning the Offer.

        The information agent for the Offer is:

Georgeson Inc.

Toll-Free Call: +1 (888) 206 5896

The exchange agent for the Offer is:

If delivering by mail:	If delivering by hand or courier:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, NY 10272-2042	Brooklyn, NY 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

        Any questions or requests for assistance may be directed to the information agent at its telephone number and location listed below. Requests for additional copies of this Offer and the Letter of Transmittal may be directed to the information agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The information agent for the Offer is:

480 Washington Boulevard
26th Floor
Jersey City, NJ 07310

All Shareholders Call Toll-Free: +1 (888) 206 5896

QuickLinks

MIX AND MATCH ELECTION
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.
IMPORTANT FOSTER WHEELER SHAREHOLDERS SIGN HERE (US Holders Please Also Complete the Enclosed Substitute Form W-9) (Non-US Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 3
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
The exchange agent for the Offer is
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.
The information agent for the Offer is